EXHIBIT 23.2.3
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-4 (File No. 333-90632) of Foamex Capital Corporation ("the Company") of our report dated March 30, 2001 relating to the financial statement of the Company, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
December 13, 2002